UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Announces Breakthrough Results with Telomir-1 Fully Reversing Oxidative Stress in Human Cell Lines and Exploring Potential as a Treatment for Avian Influenza (Bird Flu) and Other Viruses

Oxidative stress drives aging and is a key factor in diseases like Alzheimer’s, Age-related Macular Degeneration (AMD), cardiovascular diseases, cancer, and diabetes. It also plays a critical role in the progression of viral infections, such as avian influenza (bird flu), by exacerbating inflammation and cellular damage. Directly addressing oxidative stress and its consequences is essential to treating the underlying causes of these conditions and mitigating the severity of viral outbreaks.

Telomir Pharmaceuticals, Inc. (NASDAQ:TELO), or Telomir, a leader in age-reversal science, today announced groundbreaking results from its recent preclinical studies conducted in human cell lines. These studies demonstrated the ability of Telomir-1 to fully reverse copper-induced elevation of Reactive Oxygen Species (ROS) and provide robust cellular protection against copper toxicity.

Key findings from the study include:

●	Reversal of Oxidative Stress: Telomir-1 has potential to fully normalize ROS levels, effectively reversing oxidative damage in human cell lines.
●	Cellular Protection: Telomir-1 provided strong protection against copper-induced toxicity while maintaining cellular integrity.
●	Regulatory Mechanism: Telomir-1 demonstrated effects at doses significantly lower than copper levels, indicating its unique regulatory mechanism beyond copper ion chelation.

These findings underscore Telomir-1’s potential to address diseases driven by oxidative stress and copper dysregulation, offering a novel therapeutic approach to mitigating the cellular damage underlying these conditions.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “believe,” “estimate,” “continue” and similar words. Such statements are only predictions and actual events or results may differ materially from those anticipated in these forward-looking statements. You should not place undue reliance on any forward-looking statements. In this report, such forward-looking statements relate to the anticipated benefits to the Company of the preclinical study results disclosed herein, the future of the Company’s development and testing of Telomir-1, and other forward-looking matters related to the Company’s plans as described herein. Readers are cautioned that actual future results related to these matters may deviate materially and adversely from the forward-looking statements contained herein. The Company does not assume any obligation to update forward-looking statements as circumstances change, except as required by securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated:	January 28, 2025	By:	/s/ Erez Aminov
		Name:	Erez Aminov
		Title:	Chief Executive Officer